UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Lionbridge Technologies, Inc.

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Memorandum to Employees

Today I have some exciting news about the future of Lionbridge and next phase of our growth and market leadership. We have entered into an agreement with H.I.G. Capital, a leading global private equity firm, to take the company private. You can read today’s press release and view a video with details here.

For employees, this means that Lionbridge will continue to operate substantially as it does today, but as one of HIG’s portfolio companies, rather than a publicly-traded company. The current Lionbridge management team will continue to run Lionbridge and we anticipate “business as usual” for our employees as we continue to deliver quality services for our clients. Essentially the only change is a new capital partner.

For our clients, this change should have no impact on the services we take pride in providing, or upon the investments we make. It simply means that instead of having thousands of shareholders we will now have one capital partner and we will no longer be a publicly-traded company.

As with transactions of this nature, the agreement is subject to stockholder approval, certain regulatory approvals and other customary closing conditions. We expect to close during the first quarter, at which time we will become a private company.

This is a positive milestone for Lionbridge. Over the past 20 years we’ve grown into the market leader we are today. As we enter our next phase of growth and development, we believe that being a private company will offer many benefits, including:

•	Resources to invest in the technologies, applications and services to deliver new value for our clients

•	Independence to focus all of our attention on delighting clients without the distraction and cost associated with being a public company.

•	Freedom to focus on the long-term success of our business rather than managing for each quarter.

HIG is an experienced and successful private equity firm, who provides financial and operational support to businesses and their management teams. Throughout this process, the Board and the management team have come to know the HIG team well, and we are fully confident that they are the right partner for Lionbridge. They have the highest praise for our team members, our innovation, and the reputation we’ve earned in the market.

I am certain you will have questions in the coming days and weeks. A Q&A and other material is available on the Lionbridge intranet. If you have additional questions, please send them to employee.inquires@lionbridge.com or reach out to your manager.

We look forward to moving forward with our new capital partner. In the meantime, it is important that that we continue as one global Lionbridge team, committed to our clients’ success.

While a formal communication process is underway, I welcome you to share this positive news with our customers, partners and fellow Lions. Today’s news is just another phase in our development. We remain committed to excellence, innovation and leadership.

Thanks to everyone for your continued commitment. Let’s finish the year with strength and focus.

Additional Information About the Proposed Transaction and Where to Find It

Lionbridge plans to file with the U.S. Securities and Exchange Commission and furnish its stockholders with a proxy statement in connection with the proposed transaction with H.I.G. Investors and security holders of Lionbridge are urged to read the proxy statement and other the relevant materials when they become available because such materials will contain important information about Lionbridge, H.I.G and its affiliates and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by Lionbridge with the Commission, may be obtained free of charge at the Commission’s website at www.sec.gov.

In addition, investors may obtain a free copy of Lionbridge’s filings from Lionbridge’s website at http://investors.lionbridge.com or by directing a request to: Lionbridge Technologies, Inc. 1050 Winter Street, Suite 2300, Waltham, Massachusetts, attn: investor.relations@lionbridge.com.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION.

Participants in the Solicitation

Lionbridge and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Lionbridge in connection with the proposed transaction. Information about those directors and executive officers of Lionbridge, including their ownership of Lionbridge securities, is set forth in the proxy statement for Lionbridge’s 2015 Annual Meeting of Stockholders, which was filed with the Commission on March 21, 2016, as supplemented by other Lionbridge filings with the Commission. Investors and security holders may obtain additional information regarding the direct and indirect interests of Lionbridge and its directors and executive officers in the proposed transaction by reading the proxy statement and other public filings referred to above.

Cautionary Statement Regarding Forward-Looking Statements

This memorandum contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction with H.I.G., the timing of the closing of the transaction, the expected impact of the transaction on Lionbridge’s business, plans and expectations for the go-shop and Lionbridge’s plans with regard to the proxy statement.  Lionbridge intends such forward-looking statements to be covered by the Safe Harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with these Safe Harbor provisions.  Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of Lionbridge, may be identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “project,” or similar expressions.  Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from such forward-looking statements.  Certain factors which could cause actual results to differ materially from the forward-looking statements include, but are not limited to, general economic conditions; uncertainties as to the timing of the acquisition; uncertainties as to whether H.I.G. will be able to consummate the acquisition; uncertainties as to whether Lionbridge’s stockholders will provide the requisite approval for the acquisition; the possibility that competing offers will be made; the possibility that certain conditions to the consummation of the acquisition will not be satisfied, including without limitation, whether the parties will be unable to obtain antitrust clearance on a timely basis or at all; the possibility that Lionbridge’s stockholders will file lawsuits challenging the acquisition; the diversion of Lionbridge’s management time and attention to issues relating to the acquisition; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or business partners) occurring prior to completion of the acquisition or if the acquisition is not completed; the difficulty retaining certain key employees of Lionbridge as a result of the announcement of the acquisition; the possibility that costs, fees, expenses or charges Lionbridge incurs in connection with the acquisition are greater than expected; the possibility that the merger agreement may be terminated in circumstances that require Lionbridge to reimburse certain expenses to or pay a termination fee to H.I.G. or its affiliates related to the acquisition; and changes in the economic and financial conditions of the businesses of Lionbridge and H.I.G.; and those risks and uncertainties discussed in Lionbridge’s Annual Report on Form 10-K for the year ended December 31, 2015 and under the heading “Risk Factors,” as updated from time to time by Lionbridge’s Quarterly Reports on Form 10-Q and other documents subsequently filed with the Commission.  Except as may be expressly required by law, Lionbridge undertakes no obligation to update any forward-looking statements, which speak only as of the date of this document.  All forward-looking statements in this memorandum are qualified in their entirety by this cautionary statement.

Contact:
Sara Buda
Lionbridge Technologies Inc.
sara.buda@lionbridge.com
P 978.964.1404